UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 2005
                                                          --------------

                         GEOTEC THERMAL GENERATORS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


             000-26315                                59-3357040
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     (Commission File Number)             (IRS Employer Identification No.)


        110 East Atlantic Avenue, Suite 200, Delray Beach, Florida 33444
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 276-9960
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

          Geotec Thermal Generators, Inc. ("Geotec" or the "Company") has engaged the St. Petersburg, Florida law firm of Kiefner & Hunt, P.A. to provide legal representation regarding securities and corporate law matters that may be brought to the attention of such attorneys from time to time by Company principals. The law practice of Kiefner & Hunt, P.A. is focused on securities and corporate regulation matters, including securities litigation, securities regulatory matters, representation of clients before the Securities and Exchange Commission and other securities regulatory agencies, preparation of SEC corporate filings and representation of clients in connection with mergers, acquisitions, divestitures, as well as public and private securities offerings.

          Attorney Clifford J. Hunt is a former assistant corporate counsel for a New York Stock Exchange member firm and has substantial experience representing clients in securities and corporate regulation matters. Mr. Hunt has counseled clients in connection with securities offering matters and has participated in several merger and acquisition transactions for corporate clients including public companies. Mr. Hunt also has represented clients in matters before the SEC, securities litigation matters in state and federal court and in the arbitration forums of the securities industry.

          Attorney John R. Kiefner, Jr. was formerly employed in the Washington, D.C. office of the Securities and Exchange Commission from 1971 through 1982. During his career with the SEC, Mr. Kiefner was employed in the Division of Enforcement. In the last four years of his tenure with the SEC, Mr. Kiefner held the title of Regional Trial Counsel and was responsible for supervision of SEC litigation matters in the Mid-Atlantic States. Mr. Kiefner has been engaged in private practice since 1982 and has substantial experience representing clients in securities litigation matters in state and federal court, securities arbitrations, securities offerings and corporate regulation matters.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEC THERMAL GENERATORS, INC.



                                        By: /s/ Bradley T. Ray
                                            ------------------
                                            Bradley T. Ray
                                            President, Chief Executive Officer

DATED:  May 6, 2005

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